UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934

Check the appropriate box:

|  | Preliminary Information Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule
14c-5(d)(2))
| X | Definitive Information Statement

COLD GIN CORPORATION.
 (Name of Registrant As Specified In Its Charter)

Payment of Filing Fee (Check the Appropriate Box):

|X| No fee required
|_| Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

1. Title of each class of securities to which transaction applies:

2. Aggregate number of securities to which transaction applies:

3. Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11

4. Proposed maximum aggregate value of transaction

5. Total fee paid

|_| Check box if any party of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

COLD GIN CORPORATION
 2415 East Camelback Road, Suite 700
Phoenix, AZ  85016
(602) 553-1190

NOTICE OF SHAREHOLDER ACTION BY WRITTEN CONSENT

To the Stockholders of Cold Gin Corporation:

This Information Statement is furnished to the stockholders of Cold Gin Corporation, a Delaware corporation (“Cold Gin”), in connection with our prior receipt of approval by written consents, in  lieu of a special meeting, of the holders of a majority of our common stock authorizing the board of directors of Cold Gin, to effectuate the reincorporation of   Cold Gin to the State of Nevada from the State of Delaware to be accomplished by the merger of Cold Gin with its wholly owned subsidiary, Bonanza Gold Corp., a Nevada corporation, with Bonanza Gold surviving the merger (the “Domicile Change”) .  On November 15, 2010, Cold Gin obtained the approval of the Domicile Change by written consent of stockholders that are the record owners of 860,000 shares of common stock which represent over 50% of the voting power as of November 15, 2010.  The Domicile Change cannot be effectuated until 20 days after the mailing of this Information Statement and after the Domicile Change.

COLD GIN IS NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED TO NOT SEND A PROXY.   Because the written consent of the holders of a majority of our voting power satisfies all applicable stockholder voting requirements, we are not asking for a proxy: please do not send us one.

Only stockholders of record at the close of business on November 15, 2010 (the “Record Date”) shall be given a copy of the Information Statement.  The date on which this Information Statement will be sent to stockholders will be on or about December 3, 2010.

The accompanying information statement is for information purposes only.  Please read it carefully.

By Order of the Board of Directors

/s/ Lynn Harrison

Lynn Harrison

President

December 3, 2010

This information statement is being furnished to all holders of the common stock of Cold Gin in connection with the proposed action by Written Consent to authorize the board of directors to carry out the process to move the domicile of the Corporation from the State of Delaware to the State of Nevada.

ITEM 1.

INFORMATION STATEMENT

 This information statement is being furnished to all holders of the common stock of Cold Gin, in connection with resolutions of the Board of Directors and the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Cold Gin. The board of directors, as approved by the written consent of the holders of in excess of 50% of the voting rights of the shareholders of Cold Gin, provides public notice of the approval and authorization to carry out the process to move the domicile of the Corporation from the State of Delaware to the State of Nevada.

The Board of Directors has unanimously approved the Domicile Change and a person owning a majority of the outstanding voting securities of Cold Gin, has adopted, ratified and approved the proposed actions. No other votes are required or necessary to effectuate the proposed actions.  See the caption "Vote Required for Approval" below. Such action by our shareholders will be effective 20 calendar days after the date this Information Statement is first mailed to our shareholders and after the filing of required notices with the Nevada Secretary of State's office and the State of Delaware.

The Quarterly Report on Form 10-Q for quarterly periods ended March 31, 2010, June 30, 2010 and September 30, 2010 and the Annual Report on Form 10-K for the year ended December 31, 2009, and any reports on Form 8-K filed by Cold Gin during the past year with the Securities and Exchange Commission may be viewed on the Securities and Exchange Commission’s website at www.sec.gov in the Edgar Archives. Cold Gin is presently current in the filing of all reports required to be filed by it. See the caption Additional Information, below.

GRANT AUTHORITY TO THE BOARD OF DIRECTORS TO THE REINCORPORATION MERGER

Cold Gin believes that Nevada law will provide greater efficiency, predictability and flexibility in its legal affairs than is presently available under Delaware law. Nevada has adopted comprehensive and flexible corporate laws. The Nevada legislature is particularly sensitive to issues regarding corporate law and is especially responsive to developments in modern corporate law and changes in business circumstances. In addition, the Nevada Secretary of State is particularly flexible, expert and responsive in its administration of the filings required for corporate transactions. In addition, a change in domicile offers the following advantages:

(a)

 Unlike Delaware, there is no corporate income tax in Nevada;

(b)

Unlike Delaware (which taxes shares of a resident of that state), there is no taxation on corporate shares in Nevada; and

(c)

Unlike Delaware, there is no annual franchise tax in Nevada.

PROCESS TO REDOMICILE.

The Delaware corporation, Cold Gin , will enter into an agreement of merger with its subsidiary, Bonanza Gold Corp., that will allow for all debts, assets, obligations, shares and the current officers to continue after the merger is completed and the separate existence of Cold Gin shall cease. Bonanza Gold Corp. the Nevada corporation, will survive the merger. After the reincorporation merger, each share of common stock of the Delaware corporation will be exchanged for one hundred and fifty shares of common stock of Bonanza Gold Corp.  Upon consummation of the reincorporation merger, the shareholders of the Corporation will become shareholders of Bonanza Gold Corp. which is a corporation formed under the laws of the State of Nevada and their rights as shareholders will be governed by the laws of the State of Nevada. Filings to formalize those actions will be filed with the appropriate officials in the States of Nevada and Delaware. Upon the filing with the respective states being accepted and the completion of the 20 day mailing waiting period required under the Securities Exchange Act of 1934 for this Information Statement, the actions described will then become final and the shareholders of   Cold Gin   will be shareholders of Bonanza Gold Corp.  Cold Gin is currently authorized to issue 50,000,000 shares of its common stock of which 1,360,000 shares are currently issued and outstanding and 1,000,000 shares of preferred stock of which no shares are currently issued and outstanding. Currently, shareholders holding votes equal to not less than 860,000 of the voting rights have consented in writing to the proposal, this constitutes approval of not less than 63.24% of the voting rights entitled to vote in any shareholder action. The stated voting rights of the preferred shares outlined above will constitute a majority of all votes on any matter presented to the shareholders.

EFFECT OF THE CHANGE IN DOMICILE

The change in domicile will not result in a change in management, assets, liabilities or net worth. As previously stated, the Nevada corporation in which the shareholders will own stock will have the name Bonanza Gold Corp. The name of the Nevada corporation will reflect the new business of Cold Gin, the  mineral exploration business. The articles of incorporation and bylaws of Bonanza

Gold at the time of the merger shall remain the articles of incorporation and bylaws of the surviving entity. The existing Nevada corporation will have total authorized preferred stock as currently authorized by the Delaware corporation, with the same rights and designations as currently exists and the total number of authorized common stock of Bonanza Gold shall be increased to 250,000,000 shares and Bonanza Gold will have 204,000,000 shares of stock outstanding after the merger. In addition, there will be certain procedural differences such as the registered office and agent of Cold Gin is an office and agent in Delaware and for Bonanza Gold Corp. is an office and agent in Nevada. There are also substantive differences between the Delaware corporate law and the Nevada corporate law. Certain substantive changes to the Articles of Incorporation, Bylaws and many of the material differences between Delaware and Nevada law are discussed below. Such summary does not purport to be complete and is qualified in its entirety by reference to the Delaware and Nevada corporate laws and our Articles of Incorporation and Bylaws.

All issued and outstanding options, warrants, and convertible securities would be appropriately adjusted for the reincorporation merger on the same basis as the shares and all shares outstanding on the effective date of the reincorporation merger would convert into one hundred and fifty shares of the new Nevada corporation with the same rights, options, voting powers and entitlements as previously held through the Delaware corporation. All shares, options, warrants or convertible securities that Cold Gin has agreed to issue (or agrees to issue prior to the effective date of the move) also will be appropriately adjusted to reflect the new Nevada Corporation.

After the reincorporation merger is authorized and completed administratively there will not be a requirement that shareholders obtain new or replacement share certificates. Each holder of record of shares of Cold Gins’ common stock that is outstanding on the effective date of the move may contact Cold Gin’s transfer agent to exchange the old Delaware certificates for new Nevada certificates representing the number of shares of common shares into which the existing shares have been converted as a result of the reincorporation merger.

Bonanza Gold has 250,000,000 authorized shares of common stock as opposed to Cold Gin’s 50,000,000. The increased capital will provide the Board of Directors of the surviving entity with the ability to issue additional shares of stock without further vote of its stockholders, except as provided under Nevada corporate law or under the rules of any national securities exchange on which shares of stock are then listed.  Issuance of any additional shares of common stock would both dilute the equity interest and the earnings per share of existing holders of the common stock. Such dilution may be substantial depending upon the amount of shares issued. The newly authorized shares have voting and other rights identical to those of the currently issued common stock of Cold Gin.  However, the increase could have a dilutive effect on the voting power of existing stockholders.

The authorized capital could be used by the Board of Directors to delay or impede a takeover or transfer of control of the surviving entity  by causing additional authorized shares to be issued to holders who might side with the Board in opposing a takeover bid that the Board of Directors determines is not in the best interests of the surviving entity and its stockholders. The increased authorized capital therefore may have the effect of discouraging unsolicited takeover attempts. By potentially discouraging initiation of any such unsolicited takeover attempts, the increased capital may limit the opportunity for stockholders to dispose of their shares at the higher price generally available in takeover attempts or that may be available under a merger proposal. The increased authorized capital may have the effect of permitting the surviving entity’s current management, including the current Board of Directors, to retain its position, and place it in a better position to resist changes that stockholders may wish to make if they are dissatisfied with the conduct of its business. However, the Board of Directors is not aware of any attempt to take control of Cold Gin and the Board of Directors did not approve the merger  with the intent that it be utilized as a type of anti-takeover device.

Changes from Delaware law to Nevada law

When the Merger is completed, the rights of shareholders will be governed by Bonanza Gold’s articles of incorporation and bylaws and the Nevada Revised Statutes ("NRS"). Shareholders should consider the following comparison of the NRS and Bonanza Gold’s articles of incorporation and bylaws, on the one hand, and the Delaware General Corporation Law ("DGCL") and the Corporation's existing certificate of incorporation and bylaws, on the other. This comparison is not intended to be complete and is qualified in its entirety by reference to the NRS and Bonanza Gold's articles of incorporation and bylaws and the DGCL and Cold Gin’s certificate of incorporation and bylaws. Bonanza Gold 's articles of incorporation and its bylaws are available for inspection and copying upon request by any shareholder.   Cold Gin’s existing certificate of incorporation and bylaws are also available for inspection and copying upon request by any shareholder. The NRS and Bonanza Gold 's articles of incorporation and bylaws contain provisions that could have an anti-takeover effect. The provisions included in Bonanza Gold 's articles of incorporation and bylaws are intended to enhance the likelihood of continuity and stability in the composition of the board of directors and in the policies formulated by the board of directors and to discourage transactions that may involve an actual or threatened change of control of Bonanza Gold that the Board of Directors does not believe is in the best interests of shareholders.

The NRS provides that any merger, consolidation or share exchange of a Nevada corporation, as well as the sale, lease, exchange or disposal of all or substantially all of its assets not in the ordinary course of business, generally must be recommended by the Board of Directors and approved by a vote of a majority of the outstanding shares of stock of the corporation entitled to vote on such matters, unless the articles of incorporation provide otherwise. Under the NRS, the vote of the shareholders of a corporation surviving a merger is not required if: (a) The articles of  incorporation of the surviving domestic corporation will not differ from its articles before the merger; (b) each stockholder of the surviving domestic corporation whose shares were outstanding immediately before the

Effective date of the merger will hold the same number of shares, with identical designations, preferences, limitations and relative rights immediately after the merger; (c) the number of voting shares outstanding immediately after the merger, plus the number of voting shares issued as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of voting shares of the surviving domestic corporation outstanding immediately before the merger; and (d) the number of participating shares outstanding immediately after the merger, plus the number of participating shares issuable as a result of the merger, either by the conversion of securities issued pursuant to the merger or the exercise of rights and warrants issued pursuant to the merger, will not exceed by more than 20% the total number of participating shares outstanding immediately before the merger. The DGCL contains similar provisions.

Under the NRS and DGCL, unless the articles of incorporation of a corporation otherwise provide, amendments of its articles of incorporation generally require the approval of the holders of a majority of the outstanding stock entitled to vote on the amendment, and if the amendment would increase or decrease the number of authorized shares of any class or series or the par value of shares of that class or series or would adversely affect the rights, powers or preferences of that class or series, a majority of the outstanding stock of that class or series also would be required to approve the amendment.

Under the DGCL, directors can amend the bylaws of a corporation only if the right to do so is expressly conferred upon the directors in its certificate of incorporation. In contrast, under the NRS, the directors are free to amend the bylaws.

Under the NRS and the DGCL, a special meeting of shareholders can be called by the corporation's board of directors or by any person or persons authorized by the corporation's articles of incorporation or bylaws. Under Bonanza Gold's bylaws, special meetings of the shareholders, for any purpose or purposes unless otherwise prescribed by statute, may be called by the President or by the Board of Directors, and shall be called by the President at the request of the holders of not less than 10% of all the outstanding shares of the corporation entitled to vote at the meeting. Under   Cold Gin’s bylaws, the difference is that the special meeting may be called only by the Chairman of the Board, Vice Chairman or President.

Both the NRS and the DGCL permit corporate action without a meeting of shareholders upon the written consent of the holders of that number of shares necessary to authorize the proposed corporate action being taken, unless the certificate of incorporation or bylaws expressly provide otherwise. If proposed corporate action is taken without a meeting by less than the unanimous written consent of shareholders, the DGCL requires that prompt notice of the taking of the action be sent to those shareholders who have not consented in writing (the NRS does not requires this). Cold Gin’s and Bonanza Gold's bylaws both provide that corporate action without a meeting of shareholders may be taken by holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize such action at a meeting.

The bylaws of Cold Gin provide that the number of directors shall be one or more as determined from time to time by the board ; Bonanza Gold's bylaws also specify not less than one. As of the date of this Information Statement, the Board of Directors of   Cold Gin consists of one person, Lynn Harrison. Under both sets of bylaws, the directors are to serve until the next annual meeting of the shareholders.

No holder of Bonanza Gold common stock or Cold Gin common stock has the right to vote cumulatively in the election of directors.

Under the DGCL, any director or the entire board of directors may be removed, with or without cause, by the holders of a majority of the shares entitled to vote in an election of directors unless provided otherwise by the corporation's certificate of incorporation. Under the NRS, any director may be removed by the vote of shareholders representing not less than two-thirds of the voting power entitled to vote. The bylaws of Cold Gin follow the provisions in the DGCL; Bonanza Gold's bylaws are silent on the removal of directors, therefore the NRS would control. Under both the Bonanza Gold’s bylaws and Cold Gin’s bylaws, newly created directorships resulting from any increase in the number of directors or any vacancies on the board of directors may be filled by the affirmative vote of a majority of the directors then in office. In addition, both sets of bylaws provide that the directors elected to fill vacancies on the board of directors will hold office until the next annual meeting of the shareholders.

The NRS and the DGCL both have provisions and limitations regarding directors' liability. The NRS and DGCL permit a corporation to include in its articles or certificate of incorporation a provision that eliminates or limits the personal liability of a director to the corporation or its shareholders for monetary damages for breach of fiduciary duties as a director. However, under the DGCL this provision may not eliminate or limit the liability of a director: (1) for any breach of the director's duty of loyalty to the corporation or its shareholders; (2) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law; (3) for declaration of unlawful dividends or illegal redemptions or stock repurchases; or (4) for any transaction from which the director derived an improper personal benefit. Under the NRS, the limitation of liability is for other than acts or omissions which involve intentional misconduct, fraud, or a knowing violation of law. The certificate of incorporation of Cold Gin contains provisions which follow the numbered items listed above. While these provisions provide directors with protection from awards for monetary damages for breaches of their duty of care, it does not eliminate that duty. Accordingly, these provisions have no effect on the availability of equitable remedies like an injunction or rescission based on a director's breach of his duty of care. These provisions apply to an officer only if he/she is also a director and is acting in the capacity as a director, and does not apply to officers who are not directors.

Both the NRS and the DGCL generally permit a corporation to indemnify its directors and officers against expenses, judgments, fines and amounts paid in settlement actually and reasonably incurred in connection with a third-party action, other than a derivative action, and against expenses actually and reasonably incurred in the defense or settlement of a derivative action, provided that there is a determination that the individual acted in good faith and in a manner reasonably believed to be in or not opposed to the best interests of the corporation. That determination must be made, in the case of an individual who is a director or officer at the time of the determination: (1) by a majority of the disinterested directors, even though less than a quorum; (2) by independent legal counsel, regardless of whether a quorum of disinterested directors exists; or (3) by a majority vote of the shareholders, at a meeting at which a quorum is present. Both the NRS and the DGCL require indemnification of directors and officers for expenses relating to a successful defense on the merits or otherwise of a derivative or third-party action. Also, both the NRS and the DGCL permit a corporation to advance expenses relating to the defense of any proceeding to directors and officers contingent upon those individuals' commitment to repay any advances unless it is determined ultimately that those individuals are entitled to be indemnified. Cold Gin’s and Bonanza Gold’s bylaws make indemnification of directors and officers mandatory to the fullest extent permitted by law. Bonanza Gold's bylaws provide for the advancement of expenses to defend claims and establish procedures for determining whether a director or officer is entitled to indemnification and enforcing rights to indemnification and advancement of expenses.

Both the NRS and the DGCL permit corporations to purchase or redeem their own shares of capital stock, except, under the DGCL, when the corporation is impaired or when such purchase or redemption would cause any impairment of the capital of the corporation.

No holder of  Cold Gin or Bonanza Gold common stock  has a preemptive right to subscribe to any or all additional issues of the stock of Bonanza Gold or Cold Gin.

Under both the NRS and the DGCL, any stockholder with a proper purpose may inspect and copy the books, records and stockholder lists of the corporation.

EXISTING CERTIFICATES SHOULD NOT BE SENT TO THE CORPORATION OR THE TRANSFER AGENT BEFORE THE EFFECTIVE DATE OF THE FILING OF THE PROPOSED MOVE.

Unless and until the shareholder forwards a completed letter of transmittal, together with certificates representing such shareholder's shares of Delaware common stock to the transfer agent and receives in return a new certificate representing shares of Nevada common stock, such shareholder's existing common stock shall be deemed equal to the number of shares of Nevada common shares to which such shareholder is entitled as a result of the move.

CERTAIN FEDERAL INCOME TAX CONSIDERATIONS

The following discussion describes certain material federal income tax considerations relating to the proposed reincorporation merger. This discussion is based upon the Internal Revenue Code, existing and proposed regulations thereunder, legislative history, judicial decisions, and current administrative rulings and practices, all as amended and in effect on the date hereof. Any of these authorities could be repealed, overruled, or modified at any time. Any such change could be retroactive and, accordingly, could cause the tax consequences to vary substantially from the consequences described herein. No ruling from the Internal Revenue Service (the "IRS") with respect to the matters discussed herein has been requested, and there is no assurance that the IRS would agree with the conclusions set forth in this discussion.

This discussion may not address federal income tax consequences that may be relevant to particular shareholders in light of their personal circumstances or to shareholders who may be subject to special treatment under the federal income tax laws. This discussion also does not address any tax consequences under state, local or foreign laws.

SHAREHOLDERS ARE URGED TO CONSULT THEIR TAX ADVISORS AS TO THE PARTICULAR TAX CONSEQUENCE OF THE MOVE FOR THEM, INCLUDING THE APPLICABILITY OF ANY STATE, LOCAL OR FOREIGN TAX LAWS, CHANGES IN APPLICABLE TAX LAWS AND ANY PENDING OR PROPOSED LEGISLATION.

The reincorporation merger is intended to be a tax-free recapitalization to the Corporation and its shareholders. Shareholders will not recognize any gain or loss for federal income tax purposes as a result of the reincorporation merger. The holding period for shares of common stock after the move will include the holding period of shares of common stock before the reincorporation merger, provided, that such shares of common stock are held as a capital asset at the effective date of the amendment. The adjusted basis of the shares of common stock after the move will be the same as the adjusted basis of the shares of common stock before the reincorporation merger.

Cold Gin believes that the foregoing addresses the material United States federal income tax consequences of the Domicile Change  to shareholders. The opinion is based upon the Code, applicable Treasury Regulations, judicial decisions and current administrative rulings, all of which are subject to change with retroactive effect. The tax consequences to shareholders of the Domicile Change  may be affected by their particular circumstances and by the applicability to them of one or more special rules like those which apply to dealers in securities, foreign persons, mutual funds, insurance companies and persons who do not hold their shares as capital assets. Therefore, Cold Gin urges shareholders to consult their own tax advisors concerning the effect of the Domicile Change upon them, including the effect of any state, local or other tax to which they may be subject. An opinion of tax counsel will not be provided to shareholders.

QUESTIONS AND ANSWERS REGARDING THE PROPOSAL AUTHORIZING THE BOARD TO CONDUCT THE PROPOSED MERGER.

Q. WHY HAS THE PROPOSAL BEEN MADE TO AUTHORIZE THE REINCORPORATION MERGER FROM DELAWARE TO NEVADA?

A. Our Board of Directors believes that the proposed reincorporation merger to Nevada will allow Cold Gin to save money in connection with taxes.

Q. HAS THE BOARD OF DIRECTORS APPROVED THE PROPOSALS TO CONDUCT THE PROPOSED REINCORPORATION MERGER?

A. All members of the Board of Directors have approved the proposed reincorporation merger as is in the best interest of Cold Gin and the best interest of the current shareholders of Cold Gin.

Q. WILL THE PROPOSED REINCORPORATION MERGER RESULT IN ANY TAX LIABILITY TO ME?

A. The proposed reincorporation merger is intended to be tax free for federal income tax purposes.

Q. WHAT VOTE OF THE SHAREHOLDERS WILL RESULT IN THE PROPOSALS BEING PASSED?

A. To approve the proposals, the affirmative vote of a majority of the voting rights of the common stock and other shares holding voting rights is required. Consents in favor of the proposal have already been received from shareholders holding a majority of the voting securities of Cold Gin.

Q. WHO IS PAYING FOR THIS INFORMATION STATEMENT?

A. Cold Gin will pay for the delivery of this information statement.

Q. WHOM SHOULD I CONTACT IF I HAVE ADDITIONAL QUESTIONS?

A: Lynn Harrison, President of Cold Gin Corporation, 2415 East Camelback Road, Suite 700, Phoenix, AZ  85016, telephone: (602)  448-1861.

VOTE REQUIRED FOR APPROVAL

The Board of Directors of Cold Gin have adopted, ratified and approved the proposal to authorize the  reincorporation merger and shareholders of the Corporation holding a majority of the voting power on the Record Date have approved the proposed reincorporation merger to the shareholders for their approval.

DISSENTER'S RIGHTS OF APPRAISAL

Section 262 of the Delaware General Corporation Law provides that “ any stockholder of a corporation who holds shares of stock on the date of the making of a demand pursuant to subsection (d) of this section with respect to such shares, who continuously holds such shares through the effective date of the merger or consolidation, who has otherwise complied with subsection (d) of this section and who has neither voted in favor of the merger or consolidation nor consented thereto in writing pursuant thereto shall be entitled to an appraisal by the Court of Chancery of the fair value of the stockholder's shares of stock under the circumstances described in subsections (b) and (c) of this section.

Appraisal rights may be perfected as follows:

(a) If the merger or consolidation was approved by written consent, each constituent corporation, either before the effective date of the merger or consolidation or within ten days thereafter, shall notify each of the holders of any class or series of stock of such constituent corporation who are entitled to appraisal rights of the approval of the merger or consolidation and that appraisal rights are available for any or all shares of such class or series of stock of such constituent corporation, and shall include in such notice a copy of this section; provided that, if the notice is given on or after the effective date of the merger or consolidation, such notice shall be given by the surviving or resulting corporation to all such holders of any class or series of stock of a constituent corporation that are entitled to appraisal rights. Such notice may, and, if given on or after the effective date of the merger or consolidation, shall, also notify such stockholders of the effective date of the merger or consolidation. Any stockholder entitled to appraisal rights may, within 20 days after the date of mailing of such notice, demand in writing from the surviving  or resulting corporation the appraisal of such holder's shares. Such demand will be sufficient if it reasonably informs the corporation of the identity of the stockholder and that the stockholder intends thereby to demand the appraisal of such holder's shares. If such notice did not notify stockholders of the effective date of the merger or consolidation, either (i) each such constituent corporation shall send a second notice before the effective date of the merger or consolidation notifying each of the holders of any class or series of stock of such constituent corporation that are entitled to appraisal rights of the effective date of the merger or consolidation or (ii) the surviving or resulting corporation shall send such a second notice to all such holders on or within 10 days after such effective date; provided, however, that if such second notice is sent more than 20 days following the sending of the first notice, such second notice need only be sent to each stockholder who is entitled to appraisal rights and who has demanded appraisal of such holder's shares in accordance with this subsection. An affidavit of the secretary or assistant secretary or of the transfer agent of the corporation that is required to give either notice that such notice has been given shall, in the absence of fraud, be prima facie evidence of the facts stated therein. For purposes of determining the stockholders entitled to receive either notice, each constituent corporation may fix, in advance, a record date that shall be not more than 10 days prior to the date the notice is given, provided, that if the notice is given on or after the effective date of the merger or consolidation, the record date shall be such effective date. If no record date is fixed and the notice is given prior to the effective date, the record date shall be the close of business on the day next preceding the day on which the notice is given.

(b) Within 120 days after the effective date of the merger or consolidation, the surviving or resulting corporation or any stockholder who has complied with these subsections and who is otherwise entitled to appraisal rights, may file a petition in the Court of Chancery demanding a determination of the value of the stock of all such stockholders. Notwithstanding the foregoing, at any time within 60 days after the effective date of the merger or consolidation, any stockholder shall have the right to withdraw such stockholder's demand for appraisal and to accept the terms offered upon the merger or consolidation. Within 120 days after the effective date of the merger or consolidation, any stockholder who has complied with the requirements of subsections (a) and (d) hereof, upon written request, shall be entitled to receive from the corporation surviving the merger or resulting from the consolidation a statement setting forth the aggregate number of shares not voted in favor of the merger or consolidation and with respect to which demands for appraisal have been received and the aggregate number of holders of such shares. Such written statement shall be mailed to the stockholder within 10 days after such stockholder's written request for such a statement is received by the surviving or resulting corporation or within 10 days after expiration of the period for delivery of demands for appraisal under subsection (d) hereof, whichever is later.

(c) Upon the filing of any such petition by a stockholder, service of a copy thereof shall be made upon the surviving or resulting corporation, which shall within 20 days after such service file in the office of the Registrar in Chancery in which the petition was filed a duly verified list containing the names and addresses of all stockholders who have demanded payment for their shares and with whom agreements as to the value of their shares have not been reached by the surviving or resulting corporation. If the petition shall be filed by the surviving or resulting corporation, the petition shall be accompanied by such a duly verified list. The Registrar in Chancery, if so ordered by the Court, shall give notice of the time and place fixed for the hearing of such petition by registered or certified mail to the surviving or resulting corporation and to the stockholders shown on the list at the addresses therein stated. Such notice shall also be given by 1 or more publications at least 1 week before the day of the hearing, in a newspaper of general circulation published in the City of Wilmington, Delaware or such publication as the Court deems advisable. The form of the notices by mail and by publication shall be approved by the Court, and the costs thereof shall be borne by the surviving or resulting corporation.

(d) At the hearing on such petition, the Court shall determine the stockholders who have complied with this section and who have become entitled to appraisal rights. The Court may require the stockholders who have demanded an appraisal for their shares and who hold stock represented by certificates to submit their certificates of stock to the Registrar in Chancery for notation thereon of the pendency of the appraisal proceedings; and if any stockholder fails to comply with such direction, the Court may dismiss the proceedings as to such stockholder.

(e) After determining the stockholders entitled to an appraisal, the Court shall appraise the shares, determining their fair value exclusive of any element of value arising from the accomplishment or expectation of the merger or consolidation, together with a fair rate of interest, if any, to be paid upon the amount determined to be the fair value. In determining such fair value, the Court shall take into account all relevant factors. In determining the fair rate of interest, the Court may consider all relevant factors, including the rate of interest which the surviving or resulting corporation would have had to pay to borrow money during the pendency of the proceeding. Upon application by the surviving or resulting corporation or by any stockholder entitled to participate in the appraisal.

Proceeding, the Court may, in its discretion, permit discovery or other pretrial proceedings and may proceed to trial upon the appraisal prior to the final determination of the stockholder entitled to an appraisal. Any stockholder whose name appears on the list filed by the surviving or resulting corporation pursuant to subsection (f) of this section and who has submitted such stockholder's certificates of stock to the Registrar in Chancery, if such is required, may participate fully in all proceedings until it is finally determined that such stockholder is not entitled to appraisal rights under this section.

(f) The Court shall direct the payment of the fair value of the shares, together with interest, if any, by the surviving or resulting corporation to the stockholders entitled thereto. Interest may be simple or compound, as the Court may direct. Payment shall be so made to each such stockholder, in the case of holders of uncertificated stock forthwith, and in the case of holders of shares represented by certificates upon the surrender to the corporation of the certificates representing such stock. The Court's decree may be enforced as other decrees in the Court of Chancery may be enforced, whether such surviving or resulting corporation be a corporation of this State or of any state.

(g) The costs of the proceeding may be determined by the Court and taxed upon the parties as the Court deems equitable in the circumstances. Upon application of a stockholder, the Court may order all or a portion of the expenses incurred by any stockholder in connection with the appraisal proceeding, including, without limitation, reasonable attorney's fees and the fees and expenses of experts, to be charged pro rata against the value of all the shares entitled to an appraisal.

(h) From and after the effective date of the merger or consolidation, no stockholder who has demanded appraisal rights shall be entitled to vote such stock for any purpose or to receive payment of dividends or other distributions on the stock (except dividends or other distributions payable to stockholders of record at a date which is prior to the effective date of the merger or consolidation); provided, however, that if no petition for an appraisal shall be filed within the time provided in subsection (e) of this section, or if such stockholder shall deliver to the surviving or resulting corporation a written withdrawal of such stockholder's demand for an appraisal and an acceptance of the merger or consolidation, either within 60 days after the effective date of the merger or consolidation as provided in subsection (e) of this section or thereafter with the written approval of the corporation, then the right of such stockholder to an appraisal shall cease. Notwithstanding the foregoing, no appraisal proceeding in the Court of Chancery shall be dismissed as to any stockholder without the approval of the Court, and such approval may be conditioned upon such terms as the Court deems just.

(i) The shares of the surviving or resulting corporation to which the shares of such objecting stockholders would have been converted had they assented to the merger or consolidation shall have the status of authorized and unissued shares of the surviving or resulting corporation. ”

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The Board of Directors fixed the close of business on November 15, 2010 as the record date for the determination of the common shareholders entitled to notice of the action by written consent.

As of November 15, 2010, Cold Gin had issued and outstanding 1,360,000 shares of common stock . Shareholders holding a controlling interest equaling not less than fifty percent (50%) of voting rights of the securities of Cold Gin, as of the record date have consented to the action required to carry the proposed reincorporation merger.

SECURITY OWNERSHIP OF EXECUTIVE OFFICERS, DIRECTORS AND FIVE PERCENT STOCKHOLDERS

The following table sets forth certain information concerning the ownership of the Corporation's common stock as of November 15  , 2010, with respect to: (i) each person known to the Corporation to be the beneficial owner of more than five percent of the Corporation's common stock; (ii) all directors; and (iii) directors and executive officers of the Corporation as a group. The notes accompanying the information in the table below are necessary for a complete understanding of the figures provided below. As of November 15, 2010, there were 1,360,000 shares of common stock issued and outstanding.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Owner	Percent of Class
Common Stock	Lynn Harrison c/o Cold Gin Corporation 2415 East Camelback Road, Suite 700, Phoenix, AZ 85016	860,000	63.24%

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, in the proposed move or in any action covered by the related resolutions adopted by the Board of Directors, which is not shared by all other stockholders.

Nevada Anti-Takeover Provisions

The anti-takeover provisions of Sections 78.411 through 78.445 of the Nevada Corporation Law will apply to us.  Section 78.438 of the Nevada law prohibits a company from merging with or selling more than 5% of our assets or stock to any shareholder who owns or owned more than 10% of any stock or any entity related to a 10% shareholder for three years after the date on which the shareholder acquired our shares, unless the transaction is approved by our Board of Directors.  The provisions also prohibit us from completing any of the transactions described in the preceding sentence with a 10% shareholder who has held the shares more than three years and its related entities unless the transaction is approved by our Board of Directors or a majority of our shares, other than shares owned by that 10% shareholder or any related entity. These provisions could delay, defer or prevent a change in control of the surviving Company.

FORWARD-LOOKING STATEMENTS

This information statement may contain certain “forward-looking” statements (as that term is defined in the Private Securities Litigation Reform Act of 1995 or by the U.S. Securities and Exchange Commission in its rules, regulations and releases) representing our expectations or beliefs regarding our company. These forward-looking statements include, but are not limited to, statements concerning our operations, economic performance, financial condition, and prospects and opportunities. For this purpose, any statements contained herein that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as “may,” “will,” “expect,” “believe,” “anticipate,” “intend,” “could,” “estimate,” “might,” or “continue” or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. These statements, by their nature, involve substantial risks and uncertainties, certain of which are beyond our control, and actual results may differ materially depending on a variety of important factors, including factors discussed in this and other of our filings with the U.S. Securities and Exchange Commission.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information and reporting requirements of the Securities Exchange Act of 1934, as amended, and in accordance with the Securities Exchange Act, we file periodic reports, documents, and other information with the Securities and Exchange Commission relating to our business, financial statements, and other matters. These reports and other information may be inspected and are available for copying at the offices of the Securities and Exchange Commission, 100 F Street, N.E., Washington, DC 20549. Our SEC filings are also available to the public on the SEC’s website at http://www.sec.gov .

INCORPORATION OF FINANCIAL INFORMATION

We “incorporate by reference” into this Information Statement the information in certain documents we file with the SEC, which means that we can disclose important information to you by referring you to those documents. We incorporate by reference into this information statement the following documents we have previously filed with the SEC: including our Form 10-K annual report for the year ended December 31, 2009 and quarterly reports on Form 10-Q for the past quarters ended March 31, 2010, June 30, 2010 and September 30, 2010, any reports on Form 8-K or other forms which have been filed with the Securities and Exchange Commission are incorporated herein by reference. All of these forms may be accessed through the EDGAR archives, at www.sec.gov.

Only one information statement is being delivered to multiple stockholders sharing an address, unless we have received contrary instructions from one or more of the stockholders. We will undertake to deliver promptly upon written or oral request a separate copy of the information statement to a stockholder at a shared address to which a single copy of the information statement was delivered. You may make a written or oral request by sending a written notification to our principal executive offices at 2415 East Camelback Road, Suite 700, Phoenix, AZ  85016 stating your name, your shared address, and the address to which we should direct the additional copy of the information statement or by calling our principal executive offices. If multiple stockholders sharing an address have received one copy of this information statement and would prefer us to mail each stockholder a separate copy of future mailings, you may send notification to or call our principal executive offices. Additionally, if current stockholders with a shared address received multiple copies of this information statement and would prefer us to mail one copy of future mailings to stockholders at the shared address, notification of that request may also be made by mail or telephone call to our principal executive offices.

Dated: December 3, 2010
By Order of the Board of Directors

/s/ Lynn Harrison -------------------------------------- Lynn Harrison, President and Director

APPENDICES

Exhibit A-Written Consent of the Majority Shareholder

Exhibit B- Articles of Incorporation of Bonanza Gold Corp., as amended

Exhibit C-Bylaws of Bonanza Gold Corp.

Exhibit D- Articles of Incorporation of Cold Gin Corporation currently in effect

Exhibit E- Bylaws of Cold Gin Corporation currently in effect

Exhibit F.1 – Certificate of Merger - Delaware

Exhibit F.2 - Certificate of Merger - Nevada

Exhibit A

WRITTEN CONSENT

OF THE MAJORITY SHAREHOLDER

OF

COLD GIN CORPORATION

The undersigned, being the majority shareholder of all of the outstanding shares of common stock of Cold Gin Corporation, a Delaware corporation (the “Corporation”), and acting by written consent in lieu of a meeting in accordance with Section 78.320 of the Delaware General Corporation Law, resolves as follows:

RESOLVED , that the appropriate officers of the Corporation be, and hereby are, authorized, empowered and directed to execute the Merger Agreement (the “Merger Agreement”), substantially in the form of Exhibit A by and between the Corporation and Bonanza Gold Corp, with such changes as the appropriate officers of the Corporation, upon the advice of counsel, approve, the execution thereof to be conclusive evidence of such approval ;

RESOLVED FURTHER , that execution by the Corporation of any agreements, including, but not limited to the Certificates of Merger, necessary to effect  the consummation of the transactions contemplated in the Merger Agreement be, and hereby is, approved, confirmed and ratified in all respects and such agreements are the binding obligations of the Corporation;

RESOLVED FURTHER , that filing of an Information Statement on Schedule 14C with the Securities and Exchange Commission be, and hereby is, approved confirmed and ratified in all respects with respect to the Merger Agreement, an amendment to the Certificate of Incorporation to increase in the number of authorized shares of the Corporation’s common stock to 250,000,000 and a one for one hundred fifty forward stock split of the Corporation’s common stock; and

RESOLVED FURTHER , that the proper officers be, and hereby are, authorized to execute and deliver on behalf of the Corporation all such further documents , certificates, or instruments, to take on behalf of the Corporation all such further actions, and to pay on behalf of the Corporation all such expenses that they determine to be necessary or desirable in order to carry out the foregoing resolutions, the execution and delivery of any such documents, certificates, or instruments, the taking of any such actions, and the payment of any such expenses to be conclusive evidence of that determination.

IN WITNESS WHEREOF, the undersigned has executed this Written Consent as of the 15 th day of November, 2010.

/s/ Lynn Harrison

________________________

Lynn Harrison

Exhibit B(reproduction)

ROSS MILLER
Secretary of State
[State Symbol]	204 North Carson Street, Suite 4			[Bar code]
Carson City, Nevada 89701-4520
	(775) 684 5708			Filed in the office of	Document Number
	Website: www.nvsos.gov			s/s Ross Miller	20100647159-35
Filing Date and Time
				Ross Miller	8/27/10 ' 4:15 PM
Articles of Incorporation				Secretary of State	Entity Number
(PURSUANT TO NRS CHAPTER 78)				State of Nevada	EO418552010-5

	USE BLACK INK ONLY - DO NOT HIGHLIGHT			ABOVE SPACE IS FOR OFFICE USE ONLY
1. Name of	Bonanza Gold Corp.
Corporation

2. Resident Agent for	x		Commercial Registered Agent: The Corporation Trust Company of Nevada
Service of Process			Name
(check only one box)		Non Commercial Registered Agent	OR	Office or Position with Entity
		(name and address below)		(name and address below)

Name of Noncommercial Registered Agent OR Name of Title of Office or Other Position with Entity
	6100 Neil Road, Suite 500		Reno		Nevada 89511
	Street Address		City		Zip Code

	Mailing Address (if different from street address)		City		Zip Code
3. Shares
number of shares	Number of shares		Par value		Number of shares
corporation is	with par value:	1,000	per share	$ 0.001	without par value:
authorized to issue

4. Names & Addresses	1) Lynn Harrison
of the Board of	Name
Directors/Trustees:	c/o 215 Dino Drive		Ann Arbor MI		48103
(each Director/Trustee	Street Address		City	State	Zip Code
must be a natural person	2)
at least 18 years of age:	Name
attach additional page
if more than two	Street Address		City	State	Zip Code
directors/Trustees:

5. Purpose:	The purpose of this corporation shall be:
optional - see instructions

6. Name, Address	Hank Gracin		X	s/s
and Signature of	Name			Incorporator Signature
incorporator: ( attach	20283 State Road 7, Suite 300		Boca Raton FL		33498
additional page if more	Street Address		City	State	Zip Code
than one incorporator)

6. Certificate of	I hereby accept appointment as Resident Agent for the above named Entity.
Acceptance of			Juan Grajeca
Appointment of	X	s/s Juan Grajeca	Assistant Secretary	8/25/10
Resident Agent:	Authorized Signature of R.A. or On Behalf of R,A. Entity			Date
This form must be accompanied by appropriate fees.				Nevada Secretary of State NRS Articles
Revised 4-10-09

DEAN HELLER Secretary of State 204 North Carson Street, Suite 1 Carson City, Nevada 89701-4299 (775) 684 5708 Website: secretaryofstate.biz

Certificate of Change Pursuant

to NRS 78.209

ABOVE SPACE IS FOR OFFICE USE ONLY

Certificate of Change filed Pursuant to NRS 78.209
For Nevada Profit Corporations

1.

Name of corporation:

Bonanza Gold Corp.

2. The board of directors have adopted a resolution pursuant to NRS 78.207 and have obtained any required approval of the stockholders.

3. The current number of authorized shares and the par value, if any, of each class or series, if any, of shares before the change:

1,000 shares of Common Stock, par value, $.001 per share

4. The number of authorized shares and the par value, if any, of each class or series, if any, of shares after the change:

250,000,000 shares of Common Stock, par value $.001 per share

5. The number of shares of each affected class or series, if any, to be issued after the change in exchange for each issued share of the same class or series:

N/A

6. The provisions, if any, for the issuance of fractional shares, or for the payment of money or the issuance of scrip to stockholders otherwise entitled to a fraction of a share and the percentage of outstanding shares affected thereby:

N/A

7. Effective date of filing (optional):

(must not be later than 90 days after the certificate is filed)

8. Officer Signature:

Signature

Title

IMPORTANT: Failure to include any of the above information and submit the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.

Nevada Secretary of State AM 78.209 2003

Revised on: 09/28/05

Exhibit C

BY-LAWS

OF

BONANZA GOLD CORP.

ARTICLE I

STOCKHOLDERS

Section 1.1    Annual Meetings .  An annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Nevada as may be designated by the Board of Directors from time to time.  Any other proper business may be transacted at the annual meeting.

Section 1.2    Special Meetings .  Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting.  A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

Section 1.3    Notice of Meetings .  Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called.  Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting.  If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

Section 1.4    Adjournments .  Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken.  At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting.  If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.5    Quorum .  At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum.  For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting.  In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend.  Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

Section 1.6    Organization .  Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 1.7    Voting; Proxies .  Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question.  If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock.  Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period.  A duly executed proxy shall be irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power.  A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation.  Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine.  At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect.  With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter.  Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

Section 1.8    ____ Fixing Date for Determination of Stockholders of Record .  In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action.  If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto.  A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

Section 1.9     List of Stockholders Entitled to Vote .  The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder.  Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held.  The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.10    Consent of Stockholders in Lieu of Meeting .  Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted.  Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

BOARD OF DIRECTORS

Section 2.1     Powers; Number; Qualifications .  The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation.  The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board.  Directors need not be stockholders.

Section 2.2     Election; Term of Office; Resignation; Removal; Vacancies .  Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part.  Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole.  Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director.  Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

Section 2.3     Regular Meetings .  Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

Section 2.4     Special Meetings .  Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors.  Reasonable notice thereof shall be given by the person or persons calling the meeting.

Section 2.5     Participation in Meetings by Conference Telephone Permitted .  Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

Section 2.6     Quorum; Vote Required for Action .  At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business.  The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number.  In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

Section 2.7     Organization .  Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting.  The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

Section 2.8     Action by Directors Without a Meeting .  Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

Section 2.9     Compensation of Directors .  The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

COMMITTEES

Section 3.1     Committees .  The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation.  The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee.  In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member.  Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 3.2     Committee Rules .  Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business.  In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

OFFICERS

Section 4.1     Officers; Election .  As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board.  The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable.  Any number of offices may be held by the same person.

Section 4.2     Term of office; Resignation; Removal; Vacancies .  Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal.  Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation.  Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective.  The Board may remove any officer with or without cause at any time.  Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights.  Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

Section 4.3     Chairman of the Board .  The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

Section 4.4     Vice Chairman of the Board .  In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

Section 4.5     President .  In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present.  The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

Section 4.6     Vice Presidents .  The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President.  If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties.  The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

Section 4.7     Secretary .  The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.8     Treasurer .  The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors.  If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine.  The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

Section 4.9     Other Officers .  The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board.  The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

STOCK

Section 5.1     Certificates .  Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation.  If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile.  In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

Section 5.2     Lost, Stolen or Destroyed Stock Certificates; Issuance of New Certificates .  The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

MISCELLANEOUS

Section 6.1     Fiscal Year .  The fiscal year of the Corporation shall be determined by the Board of Directors.

Section 6.2     Seal .  The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors.  The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

Section 6.3     Waiver of Notice of Meetings of Stockholders, Directors and Committees .  Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice.  Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened.  Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

Section 6.4     Indemnification of Directors, Officers and Employees .  The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee.  For purposes of this by-law, the term “Corporation” shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

Section 6.5     Interested Directors; Quorum .  No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders.  Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

Section 6.6     Form of Records .  Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept  can be converted into clearly legible form within a reasonable time.  The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

Section 6.7     Amendment of By-Laws .  These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

Exhibit D

STATE OF DELAWARE
CERTIFICATE OF INCORPORATION
COLD GIN CORPORATION

First: the name of the Corporation is Cold Gin Corporation

Second: Its Registered office in the State of Delaware is to be located at 204C Chestnut Crossing Drive, in the city of Newark County of New Castle Zip Code 19713

The registered agent in charge thereof is Melanie Gaglio

Third: The purpose of the corporation is to engage in any lawful act or activity for which corporations may be organized under the General Corporation Law of Delaware

Fourth : The amount of total stock of this corporation is authorized to issue is Fifty one Million shares ( number authorized shares) in Two Classes, Common which has Fifty Million shares and a par Value of .001 per share. And Series A Preferred which has One Million shares and a par Value of .o 1

Fifth: The name and mailing address of the Incorporation are as follows: Peter Klamka 1300 East Lafayette, Suite 905, Detroit, Michigan 48207

The Undersigned , for the purpose of forming a corporation under the laws of the State of Delaware, do make, file and record this Certificate, and do certify that the facts herein stated are true, and I have accordingly hereunto set my hand this Second day of August, A.D. 2006

BY:    /s/ Peter Klamka

( Incorporator) NAME: Peter Klamka

Exhibit E

BY-LAWS

OF

COLD GIN CORPORATION

ARTICLE I

STOCKHOLDERS

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         SECTION 1.1 ANNUAL MEETINGS. An annual meeting of stockholders shall be held for the election of Directors at such date, time and place either within or without the State of Nevada as may be designated by the Board of Directors from time to time. Any other proper business may be transacted at the annual meeting.

         SECTION 1.2 SPECIAL MEETINGS. Special meetings of stockholders may be called at any time by the Chairman of the Board, if any, the Vice Chairman of the Board, if any, or the President to be held at such date, time and place either within or without the State of Nevada as may be stated in the notice of the meeting. A special meeting of stockholders shall be called by the Secretary upon the written request, stating the purpose of the meeting, of stockholders who together own of record a majority of the outstanding shares of each class of stock entitled to vote at such meeting.

         SECTION 1.3 NOTICE OF MEETINGS. Whenever stockholders are required or permitted to take any action at a meeting, a written notice of the meeting shall be given which shall state the place, date and hour of the meeting, and, in the case of a special meeting, the purpose or purposes for which the meeting is called. Unless otherwise provided by law, the written notice of any meeting shall be given not less than ten nor more than sixty days before the date of the meeting to each stockholder entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the United States mail, postage prepaid, directed to the stockholder at such stockholder's address as it appears on the records of the Corporation.

         SECTION 1.4 ADJOURNMENTS. Any meeting of stockholders, annual or special, may adjourn from time to time to reconvene at the same or some other place, and notice need not be given of any such adjourned meeting if the time and place thereof are announced at the meeting at which the adjournment is taken. At the adjourned meeting the Corporation may transact any business which might have been transacted at the original meeting. If the adjournment is for more than thirty days, or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

         SECTION 1.5 QUORUM. At each meeting of stockholders, except where otherwise provided by law or the certificate of incorporation or these by-laws, the holders of a majority of the outstanding shares of each class of stock entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum. For purposes of the foregoing, two or more classes or series of stock shall be considered a single class if the holders thereof are entitled to vote together as a single class at the meeting. In the absence of a quorum the stockholders so present may, by majority vote, adjourn the meeting from time to time in the manner provided by Section 1.4 of these by-laws until a quorum shall attend. Shares of its own capital stock belonging on the record date for the meeting to the Corporation or to another corporation, if a majority of the shares entitled to vote in the election of directors of such other corporation is held, directly or indirectly, by the Corporation, shall neither be entitled to vote nor be counted for quorum purposes; provided, however, that the foregoing shall not limit the right of the Corporation to vote stock, including but not limited to its own stock, held by it in a fiduciary capacity.

         SECTION 1.6 ORGANIZATION. Meetings of stockholders shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in the absence of the President by a Vice President, or in the absence of the foregoing persons by a chairman designated by the Board of Directors, or in the absence of such designation by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 1.7 VOTING; PROXIES. Unless otherwise provided in the certificate of incorporation, each stockholder entitled to vote at any meeting of stockholders shall be entitled to one vote for each share of stock held by such stockholder which has voting power upon the matter in question. If the certificate of incorporation provides for more or less than one vote for any share on any matter, every reference in these by-laws to a majority or other proportion of stock shall refer to such majority or other proportion of the votes of such stock. Each stockholder entitled to vote at a meeting of stockholders or to express consent or dissent to corporate action in writing without a meeting may authorize another person or persons to act for such stockholder by proxy, but no such proxy shall be voted or acted upon after three years from its date, unless the proxy provides for a longer period. A duly executed proxy shallbe irrevocable if it states that it is irrevocable and if, and only as long as, it is coupled with an interest sufficient in law to support an irrevocable power. A stockholder may revoke any proxy which is not irrevocable by attending the meeting and voting in person or by filing an instrument in writing revoking the proxy or another duly executed proxy bearing a later date with the Secretary of the Corporation. Voting at meetings of stockholders need not be by written ballot and need not be conducted by inspectors unless the holders of a majority of the outstanding shares of all classes of stock entitled to vote thereon present in person or by proxy at such meeting shall so determine. At all meetings of stockholders for the election of directors a plurality of the votes cast shall be sufficient to elect. With respect to other matters, unless otherwise provided by law or by the certificate of incorporation or these by-laws, the affirmative vote of the holders of a majority of the shares of all classes of stock present in person or represented by proxy at the meeting and entitled to vote on the subject matter shall be the act of the stockholders, provided that (except as otherwise required by law or by the certificate of incorporation) the Board of Directors may require a larger vote upon any such matter. Where a separate vote by class is required, the affirmative vote of the holders of a majority of the shares of each class  present in person or represented by proxy at the meeting shall be the act of such class, except as otherwise provided by law or by the certificate of incorporation or these by-laws.

         SECTION 1.8 FIXING DATE FOR DETERMINATION OF STOCKHOLDERS OF RECORD. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting of stockholders or any adjournment thereof, or to express consent to corporate action in writing without a meeting, or entitled to receive payment of any dividend or other distribution or allotment of any rights, or entitled to exercise any rights in respect of any change, conversion or exchange of stock or for the purpose of any other lawful action, the Board of Directors may fix, in advance, a record date, which shall not be more than sixty nor less than ten days before the date of such meeting, nor more than sixty days prior to any other action. If no record date is fixed: (1) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders shall be at the close of business on the day next preceding the day on which notice is given, or, if notice is waived, at the close of business on the day next preceding the day on which the meeting is held; (2) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the Board is necessary, shall be the day on which the first written consent is expressed; and (3) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the Board adopts the resolution relating thereto. A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the Board may fix a new record date for the adjourned meeting.

         SECTION 1.9 LIST OF STOCKHOLDERS ENTITLED TO VOTE. The Secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order, and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting, or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

         SECTION 1.10 CONSENT OF STOCKHOLDERS IN LIEU OF MEETING. Any action required by law to be taken at any annual or special meeting of stockholders of the Corporation, or any action which may be taken at any annual or special meeting of such stockholders, may be taken without a meeting, without prior notice and without a vote, if a consent in writing, setting forth the action so taken, shall be signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to authorize or take such action at a meeting at which all shares entitled to vote thereon were present and voted. Prompt notice of the taking of the corporate action without a meeting by less than unanimous written consent shall be given to those stockholders who have not consented in writing.

ARTICLE II

BOARD OF DIRECTORS

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         SECTION 2.1 POWERS; NUMBER; QUALIFICATIONS. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors, except as may be otherwise provided by law or in the certificate of incorporation. The Board shall consist of one or more members, the number thereof to be determined from time to time by the Board. Directors need not be stockholders.

         SECTION 2.2 ELECTION; TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Each director shall hold office until the annual meeting of stockholders next succeeding his or her election and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any director may resign at any time upon written notice to the Board of Directors or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. Any director or the entire Board of Directors may be removed, with or without cause, by the holders of a majority of the shares then entitled to vote at an election of directors; except that, if the certificate of incorporation provides for cumulative voting and less than the entire Board is to be removed, no director may be removed without cause if the votes cast against his or her removal would be sufficient to elect him or her if then cumulatively voted at an election of the entire Board, or, if there be classes of directors, at an election of the class of directors of which he or she is a part. Whenever the holders of any class or series of stock are entitled to elect one or more directors by the provisions of the certificate of incorporation, the provisions of the preceding sentence shall apply, in respect to the removal without cause of a director or directors so elected, to the vote of the holders of the outstanding shares of that class or series and not to the vote of the outstanding shares as a whole. Unless otherwise provided in the certificate of incorporation or these by-laws, vacancies and newly created directorships resulting from any increase in the authorized number of directors elected by all of the stockholders having the right to vote as a single class or from any other cause may be filled by a majority of the directors then in office, although less than a quorum, or by the sole remaining director. Whenever the holders of any class or classes of stock or series thereof are entitled to elect one or more directors by the provisions of the certificate of incorporation, vacancies and newly created directorships of such class or classes or series may be filled by a majority of the directors elected by such class or classes or series thereof then in office, or by the sole remaining director so elected.

         SECTION 2.3 REGULAR MEETINGS. Regular meetings of the Board of Directors may be held at such places within or without the State of Nevada and at such times as the Board may from time to time determine, and if so determined notice thereof need not be given.

         SECTION 2.4 SPECIAL MEETINGS. Special meetings of the Board of Directors may be held at any time or place within or without the State of Nevada whenever called by the Chairman of the Board, if any, by the Vice Chairman of the Board, if any, by the President or by any two directors. Reasonable notice thereof shall be given by the person or persons calling the meeting.

         SECTION 2.5 PARTICIPATION IN MEETINGS BY CONFERENCE TELEPHONE

PERMITTED. Unless otherwise restricted by the certificate of incorporation or these by-laws, members of the Board of Directors, or any committee designated by the Board, may participate in a meeting of the Board or of such committee, as the case may be, by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and participation in a meeting pursuant to this by-law shall constitute presence in person at such meeting.

         SECTION 2.6 QUORUM; VOTE REQUIRED FOR ACTION. At all meetings of the Board of Directors one-third of the entire Board shall constitute a quorum for the transaction of business. The vote of a majority of the directors present at a meeting at which a quorum is present shall be the act of the Board unless the certificate of incorporation or these by-laws shall require a vote of a greater number. In case at any meeting of the Board a quorum shall not be present, the members of the Board present may adjourn the meeting from time to time until a quorum shall attend.

         SECTION 2.7 ORGANIZATION. Meetings of the Board of Directors shall be presided over by the Chairman of the Board, if any, or in the absence of the Chairman of the Board by the Vice Chairman of the Board, if any, or in the absence of the Vice Chairman of the Board by the President, or in their absence by a chairman chosen at the meeting. The Secretary, or in the absence of the Secretary an Assistant Secretary, shall act as secretary of the meeting, but in the absence of the Secretary and any Assistant Secretary the chairman of the meeting may appoint any person to act as secretary of the meeting.

         SECTION 2.8 ACTION BY DIRECTORS WITHOUT A MEETING. Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board or of such committee, as the case may be, consent thereto in writing, and the writing or writings are filed with the minutes of proceedings of the Board or committee.

         SECTION 2.9 COMPENSATION OF DIRECTORS. The Board of Directors shall have the authority to fix the compensation of directors.

ARTICLE III

COMMITTEES

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         SECTION 3.1 COMMITTEES. The Board of Directors may, by resolution passed by a majority of the whole Board, designate one or more committees, each committee to consist of one or more of the directors of the Corporation. The Board may designate one or more directors as alternate members of any committee, who may replace any absent or disqualified member at any meeting of the committee. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not such member or members constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member. Any such committee, to the extent provided in the resolution of the Board, shall have and may exercise all the powers and authority of the Board in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; but no such committee shall have power or authority in reference to amending the certificate of incorporation, adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease or exchange of all or substantially all of the Corporation's property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of dissolution, removing or indemnifying directors or amending these by-laws; and, unless the resolution expressly so provides, no such committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

         SECTION 3.2 COMMITTEE RULES. Unless the Board of Directors otherwise provides, each committee designated by the Board may adopt, amend and repeal rules for the conduct of its business. In the absence of a provision by the Board or a provision in the rules of such committee to the contrary, a majority of the entire authorized number of members of such committee shall constitute a quorum for the transaction of business, the vote of a majority of the members present at a meeting at the time of such vote if a quorum is then present shall be the act of such committee, and in other respects each committee shall conduct its business in the same manner as the Board conducts its business pursuant to Article II of these by-laws.

ARTICLE IV

OFFICERS

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         SECTION 4.1 OFFICERS; ELECTION. As soon as practicable after the annual meeting of stockholders in each year, the Board of Directors shall elect a President and a Secretary, and it may, if it so determines, elect from among its members a Chairman of the Board and a Vice Chairman of the Board. The Board may also elect one or more Vice Presidents, one or more Assistant Vice Presidents, one or more Assistant Secretaries, a Treasurer and one or more Assistant Treasurers and such other officers as the Board may deem desirable or appropriate and may give any of them such further designations or alternate titles as it considers desirable. Any number of offices may be held by the same person.

         SECTION 4.2 TERM OF OFFICE; RESIGNATION; REMOVAL; VACANCIES. Except as otherwise provided in the resolution of the Board of Directors electing any officer, each officer shall hold office until the first meeting of the Board after the annual meeting of stockholders next succeeding his or her election, and until his or her successor is elected and qualified or until his or her earlier resignation or removal. Any officer may resign at any time upon written notice to the Board or to the President or the Secretary of the Corporation. Such resignation shall take effect at the time specified therein, and unless otherwise specified therein no acceptance of such resignation shall be necessary to make it effective. The Board may remove any officer with or without cause at any time. Any such removal shall be without prejudice to the contractual rights of such officer, if any, with the Corporation, but the election of an officer shall not of itself create contractual rights. Any vacancy occurring in any office of the Corporation by death, resignation, removal or otherwise may be filled for the unexpired portion of the term by the Board at any regular or special meeting.

         SECTION 4.3 CHAIRMAN OF THE BOARD. The Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

         SECTION 4.4 VICE CHAIRMAN OF THE BOARD. In the absence of the Chairman of the Board, the Vice Chairman of the Board, if any, shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present and shall have and may exercise such powers as may, from time to time, be assigned to him or her by the Board and as may be provided by law.

         SECTION 4.5 PRESIDENT. In the absence of the Chairman of the Board and Vice Chairman of the Board, the President shall preside at all meetings of the Board of Directors and of the stockholders at which he or she shall be present. The President shall be the chief executive officer and shall have general charge and supervision of the business of the Corporation and, in general, shall perform all duties incident to the office of president of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or as may be provided by law.

         SECTION 4.6 VICE PRESIDENTS. The Vice President or Vice Presidents, at the request or in the absence of the President or during the President's inability to act, shall perform the duties of the President, and when so acting shall have the powers of the President. If there be more than one Vice President, the Board of Directors may determine which one or more of the Vice Presidents shall perform any of such duties; or if such determination is not made by the Board, the President may make such determination; otherwise any of the Vice Presidents may perform any of such duties. The Vice President or Vice Presidents shall have such other powers and shall perform such other duties as may, from time to time, be assigned to him or her or them by the Board or the President or as may be provided by law.

         SECTION 4.7 SECRETARY. The Secretary shall have the duty to record the proceedings of the meetings of the stockholders, the Board of Directors and any committees in a book to be kept for that purpose, shall see that all notices are duly given in accordance with the provisions of these by-laws or as required by law, shall be custodian of the records of the Corporation, may affix the corporate seal to any document the execution of which, on behalf of the Corporation, is duly authorized, and when so affixed may attest the same, and, in general, shall perform all duties incident to the office of secretary of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

         SECTION 4.8 TREASURER. The Treasurer shall have charge of and be responsible for all funds, securities, receipts and disbursements of the Corporation and shall deposit or cause to be deposited, in the name of the Corporation, all moneys or other valuable effects in such banks, trust companies or other depositories as shall, from time to time, be selected by or under authority of the Board of Directors. If required by the Board, the Treasurer shall give a bond for the faithful discharge of his or her duties, with such surety or sureties as the Board may determine. The Treasurer shall keep or cause to be kept full and accurate records of all receipts and disbursements in books of the Corporation, shall render to the President and to the Board, whenever requested, an account of the financial condition of the Corporation, and, in general, shall perform all the duties incident to the office of treasurer of a corporation and such other duties as may, from time to time, be assigned to him or her by the Board or the President or as may be provided by law.

         SECTION 4.9 OTHER OFFICERS. The other officers, if any, of the Corporation shall have such powers and duties in the management of the Corporation as shall be stated in a resolution of the Board of Directors which is not inconsistent with these by-laws and, to the extent not so stated, as generally pertain to their respective offices, subject to the control of the Board. The Board may require any officer, agent or employee to give security for the faithful performance of his or her duties.

ARTICLE V

STOCK

-----

         SECTION 5.1 CERTIFICATES. Every holder of stock in the Corporation shall be entitled to have a certificate signed by or in the name of the Corporation by the Chairman or Vice Chairman of the Board of Directors, if any, or the President or a Vice President, and by the Treasurer or an Assistant Treasurer, or the Secretary or an Assistant Secretary, of the Corporation, certifying the number of shares owned by such holder in the Corporation. If such certificate is manually signed by one officer or manually countersigned by a transfer agent or by a registrar, any other signature on the certificate may be a facsimile. In case any officer, transfer agent or registrar who has signed or whose facsimile signature has been placed upon a certificate shall have ceased to be such officer, transfer agent or registrar before such certificate is issued, it may be issued by the Corporation with the same effect as if such person were such officer, transfer agent or registrar at the date of issue.

         SECTION 5.2 LOST, STOLEN OR DESTROYED STOCK CERTIFICATES; ISSUANCE OF NEW CERTIFICATES. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it, alleged to have been lost, stolen or destroyed, and the Corporation may require the owner of the lost, stolen or destroyed certificate, or such owner's legal representative, to give the Corporation a bond sufficient to indemnify it against any claim that may be made against it on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VI

MISCELLANEOUS

-------------

         SECTION 6.1 FISCAL YEAR. The fiscal year of the Corporation shall be determined by the Board of Directors.

         SECTION 6.2 SEAL. The Corporation may have a corporate seal which shall have the name of the Corporation inscribed thereon and shall be in such form as may be approved from time to time by the Board of Directors. The corporate seal may be used by causing it or a facsimile thereof to be impressed or affixed or in any other manner reproduced.

         SECTION 6.3 WAIVER OF NOTICE OF MEETINGS OF STOCKHOLDERS, DIRECTORS AND COMMITTEES. Whenever notice is required to be given by law or under any provision of the certificate of incorporation or these by-laws, a written waiver thereof, signed by the person entitled to notice, whether before or after the time stated therein, shall be deemed equivalent to notice. Attendance of a person at a meeting shall constitute a waiver of notice of such meeting, except when the person attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the stockholders, directors, or members of a committee of directors need be specified in any written waiver of notice unless so required by the certificate of incorporation or these by-laws.

         SECTION 6.4 INDEMNIFICATION OF DIRECTORS, OFFICERS AND EMPLOYEES. The Corporation shall indemnify to the full extent authorized by law any person made or threatened to be made a party to any action, suit or proceeding, whether criminal, civil, administrative or investigative, by reason of the fact that such person or such person's testator or intestate is or was a director, officer or employee of the Corporation or serves or served at the request of the Corporation any other enterprise as a director, officer or employee. For purposes of this by-law, the term "Corporation" shall include any predecessor of the Corporation and any constituent corporation (including any constituent of a constituent) absorbed by the Corporation in a consolidation or merger; the term "other enterprise" shall include any corporation, partnership, joint venture, trust or employee benefit plan; service "at the request of the Corporation" shall include service as a director, officer or employee of the Corporation which imposes duties on, or involves services by, such director, officer or employee with respect to an employee benefit plan, its participants or beneficiaries; any excise taxes assessed on a person with respect to an employee benefit plan shall be deemed to be indemnifiable expenses; and action by a person with respect to an employee benefit plan which such person reasonably believes to be in the interest of the participants and beneficiaries of such plan shall be deemed to be action not opposed to the best interests of the Corporation.

         SECTION 6.5 INTERESTED DIRECTORS; QUORUM. No contract or transaction between the Corporation and one or more of its directors or officers, or between the Corporation and any other corporation, partnership, association or other organization in which one or more of its directors or officers are directors or officers, or have a financial interest, shall be void or voidable solely for this reason, or solely because the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction, or solely because his or her or their votes are counted for such purpose, if: (1) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative votes of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the material facts as to his or her relationship or interest and as to the contract or transaction are disclosed or are known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Corporation as of the time it is authorized, approved or ratified, by the Board, a committee thereof or the stockholders. Common or interested directors may be counted in determining the presence of a quorum at a meeting of the Board or of a committee which authorizes the contract or transaction.

         SECTION 6.6 FORM OF RECORDS. Any records maintained by the Corporation in the regular course of its business, including its stock ledger, books of account and minute books, may be kept on, or be in the form of, punch cards, magnetic tape, photographs, microphotographs or any other information storage device, provided that the records so kept can be converted into clearly legible form within a reasonable time. The Corporation shall so convert any records so kept upon the request of any person entitled to inspect the same.

         SECTION 6.7 AMENDMENT OF BY-LAWS. These by-laws may be amended or repealed, and new by-laws adopted, by the Board of Directors, but the stockholders entitled to vote may adopt additional by-laws and may amend or repeal any by-law whether or not adopted by them.

Exhibit F.1

STATE OF DELAWARE
CERTIFICATE OF MERGER OF
DOMESTIC CORPORATION INTO
FOREIGN CORPORATION

Pursuant to Title 8, Section 252 of the Delaware General Corporation Law, the undersigned corporation executed the following Certificate of Merger:

FIRST: The name of each constituent corporation is Bonanza Gold Corp., a Nevada corporation and Cold Gin Corporation, a Delaware corporation.

SECOND: The Agreement of Merger has been approved, adopted, certified, executed and acknowledged by each of the constituent corporations pursuant to Title 8, Section 252.

THIRD: The name of the surviving corporation is Bonanza Gold Corp., a Nevada corporation.

FOURTH: The Certificate of Incorporation of the surviving corporation shall be the Certificate of Incorporation of Bonanza Gold Corp.

FIFTH: The merger is to become effective on December 23, 2010.

SIXTH: The Agreement of Merger is on file at 2415 East Camelback Road, Suite 700, Phoenix, AZ  85016, the place of business of the surviving corporation.

SEVENTH: A copy of the Agreement of Merger will be furnished by the surviving corporation on request, without cost, to any stockholder of the constituent corporations.

EIGHTH: The surviving corporation agrees that it may be served with process in the State of Delaware in any proceeding for enforcement of any obligation of the surviving corporation arising from this merger, including any suit or other proceeding to enforce the rights of any stockholders as determined in appraisal proceedings pursuant to the provisions of Section 262 of the Delaware General Corporation laws, and irrevocably appoints the Secretary of State of Delaware as its agent to accept service of process in any such suit or proceeding. The Secretary of State shall mail any such process to the surviving corporation at 2415 East Camelback Road, Suite 700, Phoenix, AZ  85016.

IN WITNESS WHEREOF, said surviving corporation has caused this certificate to be signed by an authorized officer, the ___ day of December, 2010.

                                                      COLD GIN CORPORATION

By:  __________________________________

Name:  Lynn Harrison

Title:  President

Exhibit F.2(reproduction)

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 1

USE BLANK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY
Articles of Merger
(Pursuant to NRS Chapter 92A
1) Name and jurisdiction of organization of each constituent entity(NRS 92A.200)

If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article one.
Cold Gin Corporation
Name of merging entity
Delaware	Corporation
Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*

Name of merging entity

Jurisdiction	Entity type*
and,
Bonanza Gold Corp.
Name of surviving entity
Nevada	Corporation
Jurisdiction	Entity type*

*Corporation, non-profit corporation, limited partnership, limited-liability company or business trust.
Filing Fee: $350.00
This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 1
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 2

USE BLANK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY
2)	Forwarding address where copies of process may be sent by the Secretary of State of
Nevada (if a foreign entity is the survivor in the merger - NRS 92A.190

	Attn:	Lynn Harrison

	c/o:	Bonanza Gold Corp.
2415 East Camelback Road
Suite 700
Phoenix, AZ 85016
3)	Choose one
	X	The undersigned declares that a plan of merger has been adopted by each constituent entity (NRS92A.200)

The undersigned declares that a plan of merger has been adopted by the parent domestic entity (NRS92A.180)
4)	Owner's approval (NRS 92A.200) (options a, b or c must be used, as applicable, for each entity)
If there are more than four merging entities, check box and attach an 8 1/2" x 11"
blank sheet containing the required information for each additional entity from the appropriate section of article four.
(a) Owner's approval was not required from

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable
and, or,

Name of surviving entity, if applicable
This form must be accompanied by appropriate fees.		Nevada Secretary of State 92A Merger Page 2
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 3

USE BLANK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(b) The plan was approved by the required consent of the owners of*:

Cold Gin Corporation
Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,
Bonanza Gold Corp.
Name of surviving entity, if applicable

*Unless otherwise provided in the certificate of trust or governing instrument of a business trust, a merger must be approved by all the trustees and beneficial owners of each business trust that is a constituent entity in the merger.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 3
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 4

USE BLANK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

(c) Approval of plan of merger for Nevada non-profit corporation (NRS 92A.160)

The plan of merger has been approved by the directors of the corporation and by each public officer or other person whose approval of the plan of merger is required by the articles of incorporation of the domestic corporation.

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

Name of merging entity, if applicable

and, or,

Name of surviving entity, if applicable

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 4
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 5

USE BLANK INK ONLY - DO NOT HIGHLIGHT	ABOVE SPACE IS FOR OFFICE USE ONLY

5) Amendments, if any, to the articles or certificate of the surviving entity, Provide article numbers, if available. (NRS 92A.200)*:

6) Location of Plan of Merger (check a or b):
(a) The entire plan of merger is attached;
or,
X	(b) The entire plan of merger is on file at the registered office of the surviving corporation, limited-liability company or business trust, or at the records office address if a limited partnership, or other place of business of the surviving entity (NRS 92A.200).

7) Effective date (optional)**:

* Amended and restated articles may be attached as an exhibit or integrated into the articles of merger. Please entitle them "Restated" or "Amended and Restated," accordingly. The form to accompany restated articles prescribed by the secretary of state must accompany the amended and/or restated articles. Pursuant to
NRS 92A.180 (merger of subsidiary into parent - Nevada parent owing 90% or more of subsidiary), the articles of merger may not contain amendments to the constituent documents of the surviving entity except that the name of the surviving entity may be changed.
** A merger takes effect upon filing the articles of merger or upon a later date as specified in the articles, which must not be more than 90 days after the articles are filed (NRS 92A.240)

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 5
Revised: 10-25-10

ROSS MILLER
Secretary of State
204 North Carson Street 1
Carson City, Nevada 89701-4520
(775) 684-5708
Website: www.nvsos.gov

Articles of Merger
(PURSUANT TO NRS 92A.200)
Page 6

USE BLANK INK ONLY - DO NOT HIGHLIGHT		ABOVE SPACE IS FOR OFFICE USE ONLY

8)	Signatures - Must be signed by: An officer of each Nevada corporation. All general partners of each Nevada limited partnership; All general partners of each Nevada limited-liability limited partnership; A manager of each Nevada limited-liability company with managers or one member if there are no managers; A trustee of each Nevada business trust (NRS 92A.230)*

If there are more than four merging entities, check box and attach an 8 1/2" x 11" blank sheet containing the required information for each additional entity from article eight.

Cold Gin Corporation
Name of merging entity
	X	President and CEO	12/ /10
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity
X
	Signature	Title	Date

Name of merging entity

X
	Signature	Title	Date
and,
Bonanza Gold Corp.
Name of surviving entity
	X	President and CEO	12/ /10
	Signature	Title	Date

* The articles of merger must be signed by each foreign constituent entity in the manner provided by the law governing it (NRS 92A.230). Additional signature blocks may be added to this page or as an attachment, as needed.

IMPORTANT: Failure to include any of the above information and submit with the proper fees may cause this filing to be rejected.

This form must be accompanied by appropriate fees.	Nevada Secretary of State 92A Merger Page 6
Revised: 10-25-10